UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) August 6, 2018

KOPIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (508) 870-5959

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

EXPLANATORY NOTE
This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment No. 1”) filed by Kopin Corporation (the “Company”) with the Securities and Exchange Commission on August 6, 2018, (the “Form 8-K”). This Amendment No. 1 amends the Form 8-K solely to correct an error included in Exhibit 99.1 of the Form 8-K regarding the Company’s “Net cash used in operating activities for the second quarter ended June 30, 2018 was approximately $13.2 million”. The correct time period for such net cash used in operating activities was inadvertently described as relating to the second quarter ended June 30, 2018, rather than the six months ended June 30, 2018. As such, this sentence should read in its entirety as follows: “Net cash used in operating activities for the six months ended June 30, 2018 was approximately $13.2 million”. This Amendment No. 1 only affects such sentence to correct the time period and does not otherwise change or update any other information presented in Exhibit 99.1 of the Form 8-K.

Item 2.02. Results of Operations and Financial Condition.
On August 6, 2018, the Company announced an update on its business initiatives and reported financial results for the second quarter ended June 30, 2018. This Amendment No. 1 is being filed solely to correct the time period previously included in Exhibit 99.1 of the Form 8-K, as described above. The revised sentence is set forth in Exhibit 99.1 of this Amendment No. 1 and is incorporated herein by reference.
This information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated August 6, 2018, entitled, “KOPIN PROVIDES BUSINESS UPDATE AND SECOND QUARTER 2018 OPERATING RESULTS”.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated:	August 6, 2018	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 6, 2018, entitled, “KOPIN PROVIDES BUSINESS UPDATE AND SECOND QUARTER 2018 OPERATING RESULTS”.

Kopin Provides Business Update and Second Quarter 2018 Operating Results

•	SOLOS® Smart Glasses Begin Shipping

•	Launches Golden-i™ Infinity

•	Received First Production Order for FWS-I Units

•	Revises Full Year Revenue Guidance to $30 million to $35 million
WESTBOROUGH, Mass.--(BUSINESS WIRE)--August 6, 2018--Kopin Corporation (NASDAQ: KOPN), a leading developer of innovative wearable computing technologies and solutions, today provided an update on its business initiatives and reported financial results for the second quarter ended June 30, 2018.
“The commercialization of SOLOS, our smart glasses for cyclists, triathletes and runners, was a highlight of the second quarter,” said Dr. John C.C. Fan, CEO of Kopin Corp. “SOLOS, which has been described as the most advanced AR smart glasses available for sports and consumer fitness, became available in May. SOLOS uses our Pupil® display module and Whisper® voice extraction technology to allow athletes to view data as if it is floating in front of them and receive information through audio messages. SOLOS smart glasses are currently available at www.solos-wearables.com and we have started expanding distribution to select locations of sports and technology retailers across the country. In addition to partnering with USA Cycling, SOLOS was recently named the Official Smart Glasses Partner of IRONMAN, which hosts endurance sporting events around the globe. We continue to identify opportunities like the IRONMAN partnership to raise the visibility of SOLOS with key audiences. It is still early days for SOLOS but we are excited about the reception from athletes around the world.
“We introduced a second revolutionary product in the quarter - the Golden- iTM Infinity which is targeted to industrial workers. The Golden-i Infinity smart screen is the first wearable device that supports Android and Windows 10-based computing solutions. The Golden-i Infinity utilizes our display and Whisper voice technology and it connects to a worker’s smart phone or mini PC via a cable to make the headset lighter and less costly. We have seen significant interest from major industrial and enterprise companies. We expect to begin pilot tests in September with Fortune 500 customers and the professional value added reseller (VAR) channels.”
Dr. Fan continued, “We were pleased to see that the US Defense Department and Lockheed Martin recently reached an agreement for a new order of the F-35 fighter jets, where Kopin is the sole supplier of displays for the pilots’ helmets. This order supports the F-35 program as a $100 million long term revenue opportunity for Kopin. In the second quarter, we were finally fully qualified for the FWS-I program and we are delighted to have received the first production order which we expect to begin shipping in October 2018. Although it is several months later than originally estimated, we are excited that production has started. We expect the FWS program, like our previous TWS program, to last for many years and we believe it is also a $100 million revenue opportunity for Kopin. In the second quarter of 2018 we commenced development work on a display system for a recently awarded armored vehicle program. Finally, we continue to see strong forecasted demand from our customers manufacturing a variety of AR headsets targeting the industrial wearable market. We believe their traction proves that AR is close to an inflection point for enterprise and industrial customers.
“Overall, we are pleased with the progress of our efforts in moving our development activities to products, production and commercialization. However, some delays in our business ramp up, primarily in the military, will impact our anticipated rapid revenue growth in the second half of this year," concluded Dr. Fan.
Second Quarter Financial Results
Total revenues for the second quarter ended June 30, 2018 were $5.9 million, compared with $5.9 million for the second quarter ended June 30, 2017.
Research and development (R&D) expenses for the second quarter of 2018 were $4.5 million compared to $4.7 million for the second quarter of 2017.

Selling, general and administrative (SG&A) expenses were $6.9 million for the second quarter of 2018 compared to $5.2 million for the second quarter of 2017.
Net loss attributable to the controlling interest for the second quarter of 2018 was $9.2 million, or $0.13 per share, compared with net loss of $7.3 million, or $0.10 per share, for the second quarter of 2017.
During the second quarter of 2018 Kopin had 11 patents granted and filed for 6 new applications. Kopin has over 300 patents and patents pending, almost all of which are related to wearable applications.
Net cash used in operating activities for the six months ended June 30, 2018 was approximately $13.2 million. Kopin has maintained a strong financial position with cash and equivalents and marketable securities were approximately $53.4 million at June 30, 2018.
“We expect full year revenues will be $30 million to $35 million, below the $35-40 million we originally expected,” said Richard Sneider, Kopin’s CFO. “There is no change to our expectation of achieving breakeven on profitability by the end of 2019.” Effective December 31, 2017, Kopin adopted ASC Topic 606 using the “modified retrospective” approach, meaning the standard was applied only to the financial results of fiscal year 2018 with a cumulative adjustment to retained earnings. Under this transition method, Kopin applied the standard only to contracts that were not complete at the initial adoption date.
The following tables shows the impact of adoption of Topic 606 on the three and six months periods ended June 30, 2018 results of operations (amount in millions):

	Three Months Ended June 30, 2018
Statement of Operations	As Reported	Balances Without Adoption of Topic 606	Effect of Change Higher/(Lower)
Net product revenues	$4.5	$4.5	$—
Research and development revenues	1.5	1.6	(0.1)
Cost of product revenues	3.5	3.5	—
Net loss attributable to the controlling interest	$(9.2)	$(9.1)	$(0.1)

	Six Months Ended June 30, 2018
Statement of Operations	As Reported	Balances Without Adoption of Topic 606	Effect of Change Higher/(Lower)
Net product revenues	$9.5	$11	$(1.5)
Research and development revenues	2.1	2.3	(0.2)
Cost of product revenues	7.6	8.6	(1)
Net loss attributable to the controlling interest	$(14.8)	$(14.1)	$(0.6)
All amounts above are estimates and readers should refer to our Form 10-Q for the quarter ended June 30, 2018 for final disposition. To participate on the conference call, please dial 201-689-8354 (U.S. and Canada) or 877-709-8150 (International). The call will also be available as a live and archived audio webcast on the “Investors” section of the Kopin website, www.kopin.com
SOLOS, Golden-i, Whisper and Kopin are registered trademarks of Kopin Corporation.
Forward-Looking Statements
Statements in this press release may be considered “forward-looking” statements under the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, statements relating to our expectation to begin Golden-i Infinity pilot tests in September with Fortune 500 customers and the professional value added reseller (VAR) channels; our belief that the F-35 program is a $100 million opportunity for Kopin long term; we expect to begin shipments of FWS-I units in October, 2018; our expectation that the FWS program, like our previous TWS program, will last for many years and we believe it is also a $100 million revenue opportunity for Kopin; our belief that the good forecasted demand from our customers proves that AR is close to an inflection; and our expectation that our revenues for the fiscal year 2018 will be in the range of $30 to $35 million. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, delays in the development or production issues with Golden-I Infinity units may prevent pilot tests to begin in September to any customers; development or production issues with the Golden-I Infinity products, lack of demand for the Golden-i Infinity product or other issues may prevent the sale of Golden-i Infinity; development or production issues may prevent the FWS-I units being shipped in October, 2018; either or both the F-35 or FWS-I programs could be cancelled; we may not receive additional orders for our components for the F-35 and FWS-I programs; we may be designed out of the F-35 and FWS-I programs; our enterprise customers expectations of demand may be wrong and not occur which would negatively impact sales of our components to them; we may be unable to roll out SOLOS through other distribution formats during 2018 due to a lack of demand, cost, or our inexperience in selling a device like SOLOS smart glasses; our revenues for the fiscal year 2018 may not be in the range of $30 to $35 million; and other risk factors and cautionary statements listed in Kopin’s periodic reports and registration statements filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the 12 months ended December 31, 2017, and Kopin’s subsequent filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Kopin and only as of the date on which they are made. We undertake no obligation to update any of these forward-looking statements to reflect events or circumstances occurring after the date of this release.

Kopin Corporation
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2018	July 1, 2017	June 30, 2018	July 1, 2017
Revenues:
Net product revenues	$4,472,079	$4,979,400	$9,516,888	$8,912,543
Research and development revenues	1,471,819	948,069	2,080,630	1,393,054
	5,943,898	5,927,469	11,597,518	10,305,597
Expenses:
Cost of product revenues	3,497,750	4,117,226	7,559,941	7,234,583
Research and development	4,526,156	4,678,221	8,977,809	8,960,090
Selling, general and administrative	6,913,503	5,200,261	13,844,913	10,841,947
	14,937,409	13,995,708	30,382,663	27,036,620

Loss from operations	(8,993,511)	(8,068,239)	(18,785,145)	(16,731,023)

Other (expense) income, net	(52,162)	807,699	4,267,368	384,606

Loss before (provision) benefit for income taxes and net loss (income) from noncontrolling interest	(9,045,673)	(7,260,540)	(14,517,777)	(16,346,417)

(Provision) benefit for income taxes	(201,000)	—	(201,000)	1,146,000

Net loss	(9,246,673)	(7,260,540)	(14,718,777)	(15,200,417)

Net loss (income) attributable to noncontrolling interest	5,716	(71,431)	(58,458)	10,007

Net loss attributable to the controlling interest	$(9,240,957)	$(7,331,971)	$(14,777,235)	$(15,190,410)

Net loss per share:
Basic and diluted	$(0.13)	$(0.10)	$(0.20)	$(0.22)

Weighted average number of common shares outstanding:
Basic and diluted	73,916,548	70,626,542	73,497,446	67,582,615

Kopin Corporation
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2018	December 30, 2017
ASSETS
Current assets:
Cash and marketable securities	$53,423,704	$68,755,684
Accounts receivable, net	2,785,081	4,659,986
Inventory	4,257,702	5,080,797
Contract assets and unbilled receivables	2,384,307	—
Prepaid and other current assets	1,274,005	1,243,029

Total current assets	64,124,799	79,739,496

Land, equipment and improvements, net	5,125,629	5,077,043
Goodwill and intangible assets	2,210,357	2,663,883
Equity investment	3,759,000	—
Other assets	4,123,244	3,842,068

Total assets	$79,343,029	$91,322,490

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,894,049	$4,918,605
Accrued expenses	4,054,172	4,351,537
Income tax payable	161,620	1,416,892
Deferred income taxes	863,000	520,000
Contract liabilities and billings in excess of revenue earned	317,094	896,479

Total current liabilities	9,289,935	12,103,513

Other long term liabilities	1,939,618	1,569,253
Lease commitments	264,238	269,877

Total Kopin Corporation stockholders' equity	68,539,215	78,099,269
Noncontrolling interest	(689,977)	(719,422)
Total stockholders' equity	67,849,238	77,379,847
Total liabilities and stockholders' equity	$79,343,029	$91,322,490

Kopin Corporation
Supplemental Information
(Unaudited)

	Three Months Ended		Six Months Ended

	June 30, 2018	July 1, 2017	June 30, 2018	July 1, 2017
Display Revenues by Category (in millions)
Military Applications	$1.6	$2.2	$3.9	$3.6
Industrial Applications	1.2	1.4	3.0	2.9
Consumer Electronics Applications	1.5	0.9	2.4	1.5
Research and Development	1.5	1.0	2.1	1.4
Other	0.1	0.4	0.2	0.9
Total	$5.9	$5.9	$11.6	$10.3

Stock-Based Compensation Expense
Cost of component revenues	$156,000	$159,000	$266,000	$263,000
Research and development	194,000	195,000	468,000	413,000
Selling, general and administrative	939,000	322,000	1,954,000	1,292,000
	$1,289,000	$676,000	$2,688,000	$1,968,000

Other Financial Information
Depreciation and amortization	$575,000	$699,000	$1,130,000	$1,143,000

CONTACT:
Kopin Corporation
Richard Sneider, 508-870-5959
Treasurer and Chief Financial Officer
Richard_Sneider@kopin.com
or
Market Street Partners
Joann Horne, 415-445-3233
JHorne@marketstreetpartners.com